UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2025

CAPRI HOLDINGS LIMITED

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-35368	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

90 Whitfield Street

2nd Floor

London, United Kingdom

W1T 4EZ

(Address of principal executive offices)

(Zip Code)

44 207 632 8600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, no par value	CPRI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On April 10, 2025, Capri Holdings Limited (“Capri”) and Prada S.p.A. (“Prada”) entered into a Stock Purchase Agreement (the “Purchase Agreement”) whereby Prada has agreed to acquire certain subsidiaries of Capri which operate Capri’s Versace business for an aggregate purchase price of $1.375 billion in cash, subject to certain adjustments, including for net indebtedness, working capital and transaction expenses.

The closing of the transaction is subject to customary closing conditions, including (a) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, (b) regulatory approvals having been obtained in other specified jurisdictions outside of the United States, (c) the accuracy of each party’s representations and warranties as of the closing date, subject to materiality qualifications, (d) the absence of a material adverse effect with respect to the Versace business and (e) each party’s performance of its covenants under the Purchase Agreement in all material respects. Prior to the closing, Capri expects to undertake a reorganization of certain of its subsidiaries in order to facilitate the transaction, which is currently anticipated to be structured as an acquisition by Prada of all of the outstanding interests in Capri’s indirect wholly owned subsidiary, GIVI Holding S.r.l.

The Purchase Agreement contains customary representations, warranties and covenants, and it contains limited indemnities by the parties for certain matters. Between the time of the entry into the Purchase Agreement and the closing of the transaction, subject to certain exceptions, Capri has agreed to use its reasonable best efforts to conduct the Versace business in the ordinary course of business in all material respects and not to take certain actions with respect to the Versace business without Prada’s prior written consent. At the closing of the transaction, Capri and Prada will enter into a transition services agreement pursuant to which Capri will provide Prada with certain transition services for the periods of time and compensation as set forth therein.

The Purchase Agreement also includes customary termination provisions, including the right of either Capri or Prada to terminate the Purchase Agreement if (a) the closing of the transaction has not occurred by January 12, 2026 (subject to an automatic three month extension under certain circumstances), (b) there is an order or law that makes illegal or prohibits the consummation of the transaction or (c) the other party has breached its representations, warranties or covenants in a way that prevents satisfaction of a closing condition, subject to a cure period. Capri and Prada have agreed to use their respective reasonable best efforts to consummate the closing of the transaction as promptly as practicable, subject to certain additional provisions and limitations set forth in the Purchase Agreement.

The foregoing summary of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Purchase Agreement, which is attached as Exhibit 2.1 to this Current Report on Form 8-K and incorporated by reference herein.

The foregoing summary has been included to provide investors and security holders with information regarding the terms of the Purchase Agreement and is qualified in its entirety by the terms and conditions of the Purchase Agreement. It is not intended to provide any other factual information about Capri, Prada or its or their respective subsidiaries and affiliates, including the Versace business. The Purchase Agreement contains representations and warranties by each of the parties to the Purchase Agreement, which were made only for purposes of the Purchase Agreement and as of specified dates. The representations, warranties, covenants, and agreements in the Purchase Agreement were made solely for the benefit of the parties to the Purchase Agreement, are subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts, and are subject to standards of materiality applicable to the contracting parties that may differ from those applicable to investors. Investors should not rely on the representations, warranties, covenants, and agreements or any descriptions thereof as characterizations of the actual state of facts or condition of Capri, Prada or its or their respective subsidiaries and affiliates, including the Versace business. Moreover, information concerning the subject matter of the representations, warranties, covenants, and agreements may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in Capri’s public disclosures.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1*	Stock Purchase Agreement, dated April 10, 2025, by and between Capri Holdings Limited and Prada S.p.A.

104	Cover Page Interactive Data File-the cover page XBRL tags are embedded within the Inline XBRL document

*

Schedules and Exhibits omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission (the “SEC”) upon request; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules so furnished.

Forward-Looking Statements

This communication contains statements which are, or may be deemed to be, “forward-looking statements.” Forward-looking statements are prospective in nature and are not based on historical facts, but rather on current expectations and projections of the management of Capri about future events and are therefore subject to risks and uncertainties which could cause actual results to differ materially from the future results expressed or implied by the forward-looking statements. All statements other than statements of historical facts included herein, may be forward-looking statements. Without limitation, any statements preceded or followed by or that include the words “plans”, “believes”, “expects”, “intends”, “will”, “should”, “could”, “would”, “may”, “anticipates”, “might” or similar words or phrases, are forward-looking statements. Such forward-looking statements involve known and unknown risks and uncertainties that could significantly affect expected results and are based on certain key assumptions, which could cause actual results to differ materially from those projected or implied in any forward-looking statements, including regarding the proposed transaction. These risks, uncertainties and other factors include changes in fashion, consumer traffic and retail trends, macroeconomic pressures and general uncertainty regarding the overall future economic environment, the imposition of additional duties, tariffs or trade restrictions on the importation of our products, the timing, receipt and terms and conditions of any required governmental, regulatory and third party consents and approvals for the proposed transaction that could delay, result in the termination of or result in changes to the terms of the proposed transaction; the occurrence of any other event, change or other circumstances that could give rise to the termination of the Purchase Agreement, the risk that the parties to the Purchase Agreement may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all, risks related to disruption of management time from ongoing business operations due to the proposed transaction, the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Capri’s ordinary shares, the risk of any unexpected costs or expenses resulting from the proposed transaction, the risk of any litigation relating to the proposed transaction, the risk that the proposed transaction and its announcement could have an adverse effect on the ability of the Versace business to retain customers and retain and hire key personnel and maintain relationships with customers, suppliers, employees, shareholders and other business relationships and on its operating results and business generally, as well as those risks that are outlined in Capri’s disclosure filings and materials, which you can find on http://www.capriholdings.com, such as its Form 10-K, Form 10-Q and Form 8-K reports that have been filed with the SEC. Please consult these documents for a more complete understanding of these risks and uncertainties. Any forward-looking statement in this press release speaks only as of the date made and Capri disclaims any obligation to update or revise any forward-looking or other statements contained herein other than in accordance with legal and regulatory obligations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 10, 2025	CAPRI HOLDINGS LIMITED

	By:	/s/ Krista McDonough
	Name:	Krista McDonough
	Title:	Senior Vice President, General Counsel & Chief Sustainability Officer